UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                  June 10, 2005
                                  -------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                      16-1171179
         ---------                                      ----------
(Commission File Number)                       (IRS Employer Identification No.)

                 900 N. Michigan Avenue, Chicago, Illinois 60611
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On June 10, 2005, the Registrant issued a press release announcing two financial conferences in which members of its management will participate this June. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

         99.1       Press   Release,   dated  June  10,  2005,   reporting   the
                    Registrant's participation in two financial conferences.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION



Date:  June 10, 2005                             By: /s/ G. MARC BAUMANN
                                                    ----------------------------
                                                     G. Marc Baumann,
                                                     Chief Financial Officer


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


                                INDEX TO EXHIBITS


EXHIBIT                           DESCRIPTION OF EXHIBIT
-------                           ----------------------
  99.1 Press Release, dated June 10, 2005, reporting the Registrant's participation in two financial conferences.


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